Premises and Equipment	12 Months Ended
Dec. 31, 2013
Premises and Equipment
Premises and Equipment

8. Premises and Equipment

The components of premises and equipment are summarized as follows (in thousands).

	December 31,
	2013	2012
Land and premises	$121,211	$48,902
Furniture and equipment	107,644	66,182
	228,855	115,084
Less accumulated depreciation and amortization	(28,149)	(3,703)
	$200,706	$111,381

The amounts shown above include assets recorded under capital leases of $7.1 million and $7.7 million, net of accumulated amortization of $0.6 million and $0.1 million at December 31, 2013 and 2012, respectively.

Occupancy expense was reduced by rental income of $1.8 million and $0.1 million in 2013 and 2012, respectively. Depreciation and amortization expense on premises and equipment, which includes amortization of capital leases, amounted to $24.8 million, $1.9 million and $1.7 million in 2013, 2012 and 2011, respectively.